SYMMETRY PANORAMIC TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of the above referenced trust (the “Trust”), a Delaware statutory trust, hereby revokes all previous powers of attorney signed as trustee of the Trust, if any, and otherwise acts in her name and behalf in matters involving the Trust, and does hereby constitute and appoint John B. McDermott, Philip R. McDonald, Sara A. Taylor and Mark C. Amorosi, and each of them singly, her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for her and in her name, place and stead, and in the capacity indicated below, the Trust’s Registration Statement on Form N-1A and any and all amendments thereto under the provisions of the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and to file the same, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, with the U.S. Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document as of the date set forth below.

/s/ Tracie Ahern	Date: 10/28/2020
Tracie Ahern
Trustee

SYMMETRY PANORAMIC TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of the above referenced trust (the “Trust”), a Delaware statutory trust, hereby revokes all previous powers of attorney signed as trustee of the Trust, if any, and otherwise acts in his name and behalf in matters involving the Trust, and does hereby constitute and appoint John B. McDermott, Philip R. McDonald, Sara A. Taylor and Mark C. Amorosi, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, the Trust’s Registration Statement on Form N-1A and any and all amendments thereto under the provisions of the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and to file the same, with all exhibits, instruments and other documents necessary and appropriate in connection therewith, with the U.S. Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document as of the date set forth below.

/s/ Jack Jennings	Date: 10/28/2020
Jack Jennings
Trustee

SYMMETRY PANORAMIC TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of the above referenced trust (the “Trust”), a Delaware statutory trust, hereby revokes all previous powers of attorney signed as trustee of the Trust, if any, and otherwise acts in his name and behalf in matters involving the Trust, and does hereby constitute and appoint John B. McDermott, Philip R. McDonald, Sara A. Taylor and Mark C. Amorosi, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, the Trust’s Registration Statement and any and all amendments thereto under the provisions of the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and to file the same, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, with the U.S. Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document as of the date set forth below.

/s/ Thomas P. Lemke	Date: 10/28/2020
Thomas P. Lemke, Esq.
Trustee

SYMMETRY PANORAMIC TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced trust (the “Trust”), a Delaware statutory trust, hereby revokes all previous powers of attorney signed as trustee of the Trust, if any, and otherwise acts in his name and behalf in matters involving the Trust, and does hereby constitute and appoint Philip R. McDonald, Sara A. Taylor and Mark C. Amorosi, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, the Trust’s Registration Statement on Form N-1A and any and all amendments thereto under the provisions of the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and to file the same, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, with the U.S. Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document as of the date set forth below.

/s/ John McDermott	Date: 10/28/2020
John McDermott
Trustee

SYMMETRY PANORAMIC TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of the above referenced trust (the “Trust”), a Delaware statutory trust, hereby revokes all previous powers of attorney signed as trustee of the Trust, if any, and otherwise acts in his name and behalf in matters involving the Trust, and does hereby constitute and appoint John B. McDermott, Philip R. McDonald, Sara A. Taylor and Mark C. Amorosi, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, the Trust’s Registration Statement on Form N-1A and any and all amendments thereto under the provisions of the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and to file the same, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, with the U.S. Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document as of the date set forth below.

/s/ Fred Naddaff	Date: 10/28/2020
Fred Naddaff
Trustee